SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2005

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-32268 (Commission File Number)	11-3715772 (IRS Employer Identification Number)

30 S. Meridian Street Suite 1100 Indianapolis, IN		46204
(Address of principal executive offices)		(Zip Code)

(317) 577-5600
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

Kite Realty Group Trust (the “Company”) is filing as Exhibit 99.1 (incorporated by reference herein) a description of certain material federal income tax considerations relating to the taxation of the Company as a real estate investment trust and the ownership and disposition of the Company’s equity securities.  The description contained in Exhibit 99.1 to this Current Report on Form 8-K replaces and supersedes prior descriptions of the federal income tax treatment of the Company and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

The Company also is filing as Exhibits 99.2 and 99.3 financial statements of, and pro forma financial information as a result of the acquisition of two shopping centers, Plaza Volente and Indian River Square, which the Company acquired in May 2005.  Exhibits 99.2 and 99.3 are being filed in connection with the filing of the Company’s Registration Statements on Form S-3.

Certain statements in the description of material federal income tax considerations may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                  national and local economic, business, real estate and other market conditions;

•                  the ability of tenants to pay rent;

•                  the competitive environment in which the Company operates;

•                  financing risks;

•                  property management risks;

•                  the level and volatility of interest rates;

•                  the financial stability of tenants;

•                  the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;

•                  acquisition, disposition, development and joint venture risks;

•                  potential environmental and other liabilities;

•                  other factors affecting the real estate industry generally; and

•                  other risks identified from time to time, in other reports the Company files with the Securities and Exchange Commission (the “SEC”) or in other documents that the Company publicly disseminates.

Except as otherwise required by the federal securities laws, the Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.  The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business—Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the Company’s results.

Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

99.1	Material United States Federal Income Tax Considerations
99.2	Combined Statements of Revenues and Expenses of Plaza Volente and Indian River Square
99.3	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: August 16, 2005	By:	/s/ Daniel R. Sink
Daniel R. Sink
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Document

99.1	Material United States Federal Income Tax Considerations
99.2	Combined Statements of Revenues and Expenses of Plaza Volente and Indian River Square
99.3	Pro Forma Financial Information